Supplement to the current prospectus

MFS(R) Cash Reserve Fund

The Board of Trustees of the MFS Cash Reserve Fund ("Cash Reserve Fund") has approved the proposed reorganization of the Cash Reserve Fund into the MFS Money Market Fund ("Money Market Fund"). The proposed transaction is still subject to approval by the shareholders of the Cash Reserve Fund at a shareholders' meeting expected to be held in August 2007. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Plan of Reorganization, the Cash Reserve Fund's assets and liabilities would be transferred to the Money Market Fund in return for shares of the Money Market Fund with equal total net asset value on the transfer date. These Money Market Fund shares would be distributed pro rata to shareholders of the Cash Reserve Fund in exchange for their Cash Reserve Fund shares. Current Cash Reserve Fund shareholders would thus become shareholders of the Money Market Fund and receive shares of the Money Market Fund with a total net asset value equal to that of their shares of the Cash Reserve Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Cash Reserve Fund and its shareholders, as well as to the Money Market Fund and its shareholders.

The investment objective of the Money Market Fund is to seek a high level of current income consistent with preservation of capital and liquidity. MFS normally invests the fund's assets in money market instruments and repurchase agreements. MFS may invest the fund's assets in U.S. dollar-denominated foreign money market instruments.

A full description of the Money Market Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement which is expected to be mailed to shareholders of the Cash Reserve Fund on or about June 18, 2007.

In light of the proposed transaction, sales of Cash Reserve Fund shares and exchanges into this fund are expected to be suspended on or about August 17, 2007.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Money Market Fund, nor is it a solicitation of any proxy. For more information regarding the Money Market Fund, or

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to receive a free copy of a prospectus/proxy  statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's
website   (http://www.sec.gov).   Please  read  the  prospectus/proxy  statement
carefully before making any investment decisions.

                   The date of this supplement is May 1, 2007.